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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in this Pre-Effective Amendment No. 2 to the Form S-1 Registration Statement.

                                          ARTHUR ANDERSEN LLP

Richmond, Virginia

October 27, 1997